UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 9, 2022

VIZIO HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40271	85-4185335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Tesla Irvine, CA 92618
(Address of Principal Executive Offices and Zip Code)
(949) 428-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VZIO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 9, 2022, VIZIO Holding Corp. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022:
1.To elect five directors to hold office until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified;
2.To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3.To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and
4.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

1. Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Wang	814,051,286	7,478,619	7,024,488
John R. Burbank	814,096,309	7,433,596	7,024,488
Julia S. Gouw	817,412,485	4,117,420	7,024,488
David Russell	817,398,219	4,131,686	7,024,488
Vicky L. Free	821,153,854	376,051	7,024,488
Based on the votes set forth above, each of Mr. Wang, Mr. Burbank, Ms. Gouw, Mr. Russell and Mrs. Free was duly elected to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
820,900,355	505,888	123,662	7,024,488
Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

3. Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstentions
821,468,210	15,610	19,247	26,838
Based on the votes set forth above, the stockholders advised that they were in favor of annually as the frequency of holding a non-binding advisory vote on named executive officer compensation. Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”) with respect to the proposal, the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation annually until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
828,489,552	47,442	17,399	—
Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

VIZIO HOLDING CORP.

Date: June 15, 2022	By:	/s/ Jerry Huang
Jerry Huang
General Counsel & Corporate Secretary